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Roberts Realty Investors, Inc.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ROBERTS REALTY INVESTORS, INC.
450 Northridge Parkway, Suite 302
Atlanta, Georgia 30350

June 11, 2004

Dear Shareholders:

I cordially invite you to attend our annual meeting of shareholders of Roberts Realty Investors, Inc. at 10:00 a.m. on Wednesday, July 21, 2004, at the Crowne Plaza Ravinia located at 4355 Ashford-Dunwoody Road, Atlanta, Georgia 30346. Enclosed are the Notice of Meeting and Proxy Statement, along with a copy of our 2003 annual report with our Form 10-K.

Our company recently announced a transaction in which we have agreed to sell five Atlanta apartment communities for $109,600,000, and we intend to distribute $4.50 per share of the net proceeds to shareholders. As a result of this distribution, I expect to receive a substantial amount of cash that I want to reinvest in the business that I manage and where I spend a majority of my time. I strongly believe in our company’s value, and I will continue to work hard for you, our shareholders. For these reasons, I have requested the board of directors to consider a proposed amendment to our articles of incorporation to permit me to own more of the company. The board agrees that the amendment is in the best interests of the company and all of its shareholders.

Our board of directors is asking you to consider and vote on the proposals in the enclosed proxy statement. In addition to the election of two directors for a three-year term, the board is recommending an amendment of the company’s articles of incorporation as described in Proposal 2 in the attached proxy materials. In addition to some housekeeping changes that are appropriate due to the passage of time, the amendment will increase my stock ownership limitation from 25% to 35% of the outstanding shares of common stock and accordingly decrease the stock ownership limitation for all other shareholders of the company from 6% to 3.7% of the outstanding shares of common stock. These ownership limitations are designed to meet one of the requirements for preserving the company’s status as a REIT for tax purposes, which is that five or fewer persons cannot own more than 50% of the outstanding common stock. Please vote FOR the proposed amendment.

Although I would like each shareholder to attend the annual meeting, I realize, for some, this is not possible. Regardless of whether or not you plan to attend, please take time to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for your convenience. Because the proposed amendment to our articles of incorporation requires the approval of the holders of at least three-quarters of our outstanding shares, it is particularly important this year that every shareholder vote either by proxy or at the meeting.

Your vote is important and I appreciate the time and consideration that I am sure you will give it.

Sincerely,

[actual signature in original]
/s/ Charles S. Roberts [in Edgar]

Charles S. Roberts
President and Chief Executive Officer

ROBERTS REALTY INVESTORS, INC.
450 Northridge Parkway, Suite 302
Atlanta, Georgia 30350

June 11, 2004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 21, 2004

The annual meeting of shareholders of Roberts Realty Investors, Inc. will be held on Wednesday, July 21, 2004, at 10:00 a.m., at the Crowne Plaza Ravinia located at 4355 Ashford-Dunwoody Road, Atlanta, Georgia 30346, for the following purposes:

(1)	to elect two directors to serve three-year terms;

(2)	to consider and vote on a proposal to approve and adopt an amendment to our articles of incorporation that will (a) increase the stock ownership limitation of Charles S. Roberts from 25% to 35% of the outstanding shares of common stock, (b) decrease the stock ownership limitation for all other shareholders of the company from 6% to 3.7% of the outstanding shares of common stock, and (c) eliminate outdated provisions; and

(3)	to transact any other business that properly comes before the meeting or any adjournment of it.

The directors have set the close of business on June 7, 2004 as the record date to determine the shareholders who are entitled to vote at the meeting.

If you do not expect to attend the meeting in person, please mark, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope.

[actual signature in original]
/s/ Greg M. Burnett [in Edgar]

Greg M. Burnett
Secretary

Annex A	—	Audit Committee Charter
Annex B	—	Nominations and Governance Committee Charter
Annex C	—	Compensation Committee Charter
Annex D	—	Proposed Amended and Restated Articles of Incorporation (Marked to Show Changes from Current Articles of Incorporation)

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF SHAREHOLDERS
OF ROBERTS REALTY INVESTORS, INC.
TO BE HELD ON JULY 21, 2004

FORWARD-LOOKING STATEMENTS

     Certain statements made in this proxy statement and other written or oral statements made by or on behalf of Roberts Realty may constitute “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and Roberts Realty’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Although management believes that these forward-looking statements are reasonable, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. Roberts Realty undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important risk factors regarding Roberts Realty are included in its Annual Report on Form 10-K for the year ended December 31, 2003 under the caption Management’s Discussion and Analysis of Financial Condition and Results of Operations — Disclosure Regarding Forward-Looking Statements.

VOTING PROCEDURES

Who is asking for my vote?

     The board of directors of Roberts Realty is soliciting the enclosed proxy for use at the annual meeting on July 21, 2004. If the meeting is adjourned, we may also use the proxy at any later meetings for the purposes stated in the notice of annual meeting on the previous page.

How do your directors recommend that shareholders vote?

     The directors recommend that you vote FOR the election of the two nominees for director and FOR the proposed amendment to our articles of incorporation.

Who is eligible to vote?

     Shareholders of record at the close of business on June 7, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting. We are mailing these proxy materials to shareholders on or about June 11, 2004.

What are the rules for voting?

     As of the record date, we had [5,277,618] shares of common stock outstanding and entitled to vote at the annual meeting. Each share of our common stock entitles the holder to one vote on all matters voted on at the meeting. All of the shares of common stock vote as a single class.

     You may vote:

•	By mail by signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to be sure that all your shares are voted.

•	In person at the meeting. We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares through a brokerage account, however, you must request a legal proxy from your stockbroker to vote at the meeting.

     Shares represented by signed proxies will be voted as instructed. If you sign the proxy but do not mark your vote, your shares will be voted as the directors recommend. Voting results will be tabulated and certified by our transfer agent, Wachovia Bank, National Association.

     Our management knows of no other matters to be presented or considered at the meeting, but your shares will be voted at the directors’ discretion on any of the following matters:

•	Any matter about which we did not receive written notice a reasonable time before we mailed these proxy materials to our shareholders.

•	The election of any person as a director in lieu of any person nominated if the nominee is unable to serve or for good cause will not serve. We do not contemplate that any nominee will be unable to serve.

•	Matters incident to the conduct of the meeting.

     A majority of our outstanding shares of common stock as of the record date must be present at the meeting, either in person or by proxy, to hold the meeting and conduct business. This is called a quorum. In determining whether we have a quorum at the annual meeting for purposes of all matters to be voted on, all votes “for” and all votes to “withhold authority” will be counted. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. If a quorum is present, abstentions will have no effect on the voting for directors but will in effect be a vote AGAINST the proposed amendment to our articles of incorporation, given that the amendment requires the affirmative vote of three-quarters of all of the votes entitled to be cast by the shareholders on the matter.

     If you hold your shares through a brokerage account, your brokerage firm may vote your shares under certain circumstances. Brokerage firms have authority under stock exchange rules to vote their customers’ unvoted shares on certain “routine” matters, including election of directors. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but they will not be counted for all other matters to be voted on because these other matters are not considered “routine” under the applicable rules. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

     If a quorum is present, the two director nominees receiving the highest number of votes for their election will be elected as directors. This number is called a plurality. Shareholders do not have cumulative voting rights. The vote required to approve the proposed amendment to our articles of incorporation requires the affirmative vote of three-quarters of all of the votes entitled to be cast by the shareholders on the matter. For any other matter coming before the meeting, the matter will be deemed to be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

     If you change your mind after you return your proxy, you may revoke it and change your vote at any time before the polls close at the meeting. You may do this by:

•	Signing, dating and returning another proxy with a later date,

•	voting in person at the meeting, or

•	giving written notice to our corporate Secretary, Mr. Burnett.

How will we solicit proxies, and who will pay for the cost of the solicitation?

     We will solicit proxies principally by mailing these materials to the shareholders, but our directors, officers and employees may solicit proxies by telephone or in person. We will pay all of the costs of the solicitation, primarily the costs of preparing, photocopying and mailing these materials.

How can a shareholder propose business to be brought before next year’s annual meeting?

     We must receive any shareholder proposals intended to be presented at our 2005 annual meeting of shareholders on or before February 11, 2005 for a proposal to be eligible to be included in the proxy statement and form of proxy to be distributed by the board of directors for that meeting. We must receive any shareholder proposals intended to be presented from the floor at our 2005 annual meeting of shareholders not less than 60 days before the meeting, except that if we give less than 40 days notice or prior public disclosure of the date of the meeting, we must receive the proposal not later than the close of business on the 10th day following the day on which we mail notice of the date of the meeting or publicly disclose the date.

PROPOSAL 1 — ELECTION OF DIRECTORS

Who are the two nominees for election as a director?

     This section gives information about the two nominees for election as directors of Roberts Realty: Mr. Ben A. Spalding and Mr. George W. Wray, Jr. Each of them is currently a director of Roberts Realty, and our Nominations and Governance Committee has recommended that each of them be reelected to the board.

The board of directors recommends a vote FOR the two nominees.

Why are only two of the six directors being elected at the annual meeting?

     Our articles of incorporation require the board of directors to be divided into three classes as nearly equal in number as possible, and we have four other directors. The terms of office of Mr. Dennis H. James and Mr. Wm. Jarell Jones expire at the annual meeting in 2005, and the terms of office of Mr. Charles S. Roberts and Mr. Charles R. Elliott expire at the annual meeting in 2006.

Biographical Information regarding Nominees for Director

     If elected, the directors serve for their respective terms and until their successors are elected and qualified. Each of the nominees has agreed to serve as a director if elected.

     Ben A. Spalding, age 70, a director since October 1994, has worked part-time with Matteson Partners, an Atlanta-based executive search firm, from April 2003 to the present. Mr. Spalding’s term expires at the 2004 annual meeting of shareholders. Previously he served from 2000 to April 2003 as Executive Vice President of DHR International, Inc., an executive search firm. Mr. Spalding was the sole shareholder of Spalding & Company, a former NASD member broker-dealer that served from 1980 to 1996 as the exclusive broker-dealer for limited partnerships sponsored by Mr. Roberts. Mr. Spalding served as President of Spalding & Company from 1980 until 1994. For the 20-year period through 1983, Mr. Spalding served in several positions with Johnson & Johnson in the health care field, most recently as Healthcare Division Sales Manager for several states in the Southeast. Mr. Spalding has a bachelor’s degree in Business Administration from Bellarmine College. He has served in numerous positions with civic and charitable organizations, including serving as a National Trustee of the Cystic Fibrosis Foundation and a member of the Board of Trustees of the Metro-Atlanta Crime Commission. He received the Cystic Fibrosis Dick Goldschmidt Award in 1986 for his efforts on behalf of the Cystic Fibrosis Foundation.

     George W. Wray, Jr., age 67, a director since February 1995, is a private investor and Senior Partner of the Wray Partnership, a family investment group. Mr. Wray’s term expires at the 2004 annual meeting of shareholders. He was employed with International Silver Company from the early 1960s to July 1993, most recently as a Vice President engaged in sales management for the eastern United States. From the July 1993 acquisition of International Silver Company by World Crisa Corporation (a division of Vitro S.A.) through September 1997, Mr. Wray was an independent sales agent for the successor organization. Mr. Wray also served as a Vice President of Spalding & Company, an NASD registered broker-dealer, from 1991 to 1997 and was a registered associate of Spalding & Company from 1983 to 1997. Mr. Wray holds a bachelor’s degree in Industrial Relations from the University of North Carolina at Chapel Hill and serves as an elder of the Peachtree Presbyterian Church in Atlanta.

Biographical Information regarding Continuing Directors

     Charles S. Roberts, age 57, has served as our Chairman of the Board, Chief Executive Officer and President since July 1994. Mr. Roberts’ term as a director expires at the 2006 annual meeting of shareholders. Mr. Roberts owns, directly or indirectly, all of the outstanding stock of, and is the President and sole director of, Roberts Properties, Inc. and Roberts Properties Construction, Inc.

     In October 1970, Mr. Roberts established Roberts Properties, Inc. to develop, construct and manage real estate. Beginning in 1985, Mr. Roberts and Roberts Properties began to focus on developing upscale multifamily residential communities and have won numerous local, regional and national awards for the development of these communities. Mr. Roberts has been a frequent national speaker on the topic of developing upscale multifamily housing and has been recognized as a leader in this industry. In April 1995, Roberts Properties Management, Inc. was recognized as the Property Management Company of the Year by the National Association of Home Builders. On a regional level, Roberts Properties was awarded the prestigious Southeast Builders Conference Aurora Award for the best rental apartment community eight out of nine years during the period 1988 through 1996. On a national level, Roberts Properties was awarded the prestigious Pillars of the Industry Award from the National Association of Home Builders for the best low-rise apartments in 1991 and 1992. In 1993, Roberts Properties was awarded the coveted Golden Aurora Award for best overall development in the Southeast.

     Wm. Jarell Jones, age 56, a director since October 1994, is an attorney and has practiced law with the firm of Wm. Jarell Jones, P.C., in Statesboro and St. Simons, Georgia since November 1993. Mr. Jones’ term expires at the 2005 annual meeting of shareholders. Mr. Jones is also a Certified Public Accountant, and in 1976 he formed the public accounting firm of Jones & Kolb in Atlanta, Georgia and served as Senior Tax Partner and Co-Managing Partner until December 1988. In 1990 Mr. Jones moved to Statesboro and practiced law with the firm of Edenfield, Stone & Cox until November 1992 and then with the firm of Jones & Rutledge from November 1992 until November 1993. Mr. Jones is the Chief Executive Officer of JQUAD, Inc., a family owned holding company of timber, farming and development interests. Mr. Jones was a former director for six years and the former Chairman for two years of the Downtown Statesboro Development Authority.

     Dennis H. James, age 57, a director since June 1995, is Managing Director - Southeast Region, with L.J. Melody & Company, a commercial mortgage banking firm and subsidiary of CB Richard Ellis. Mr. James’ term expires at the 2005 annual meeting of shareholders. Mr. James has over 30 years experience in the mortgage banking industry and has been involved in the production of income property straight debt loans, participating mortgages, debt/equity joint ventures and sales. As Managing Director of L.J. Melody & Company, he is responsible for the Southeast Region’s overall production and investor relations. He has served on the real estate advisory councils of the Allstate Life Insurance Company, State Farm Life Insurance Advisory Council, and PPM America, Inc. Mr. James has a bachelor’s degree in Industrial Management from Georgia Tech, and his professional education includes attendance at numerous real estate institutes.

     Charles R. Elliott, age 51, served as a director from October 1994 to February 1995 and became a director again in 2000. Previously he was our Secretary and Treasurer from our inception until July 15, 2002, and our Chief Financial Officer from April 1995 until July 15, 2002, when he became our Senior Vice President — Real Estate. He left Roberts Realty as a full-time employee on August 30, 2002 and returned on a full-time basis from February 17, 2003 to September 30, 2003 as our Chief Operating Officer. In this interim period he provided limited consulting services for which he was paid a fee. Mr. Elliott’s term expires at the 2006 annual meeting of shareholders. He worked for Hunneman Real Estate Corporation in Boston, Massachusetts from 1979 to 1993, most recently as a Senior Vice-President of Accounting and Finance. Mr. Elliott joined Roberts Properties in August 1993 as Chief Financial Officer and served in that role until April 1995. He holds an undergraduate degree in Accounting and a master’s degree in Finance.

How many shares do our directors, executive officers and five percent owners own?

     The following table describes the beneficial ownership of shares of our common stock as of May 6, 2004 for:

•	each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each director and our named executive officer; and

•	our directors and executive officers as a group.

     Except as noted in the footnotes, the person owns all shares and partnership units directly and has sole voting and investment power. Each of the persons known by us to beneficially own more than 5% of the common stock has an address in care of our principal office, except for Dr. James M. Goodrich, whose address is 524 Manor Ridge Drive, Atlanta, Georgia 30304. The Number of Shares Owned column in the table includes the shares owned by the persons named but does not include shares they may acquire by exchanging units of partnership interest in Roberts Properties Residential, L.P., our operating partnership, for shares of common stock as explained in the following paragraph. The Number of Units Beneficially Owned column in the table reflects all shares that each person has the right to acquire by exchanging units for shares. Under SEC rules, the shares that can be acquired in exchange for units are deemed to be outstanding and to be beneficially owned by the person or group holding those units when computing the percentage ownership of that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

     Except as described in this paragraph, unitholders generally have the right to require the operating partnership to redeem their units. Our articles of incorporation limit ownership by any one holder to 6% of our outstanding shares, other than by Mr. Roberts, who is limited to 25%. Accordingly, a unitholder cannot redeem units if upon their redemption he would hold more shares than permitted under the applicable percentage limit. Given the total number of shares and units they own, each of Mr. Roberts and Mr. Wray may be unable to redeem all the units he owns unless and until other unitholders redeem a sufficient number of units to cause the number of outstanding shares of common stock to be increased to a level sufficient to permit their redemption. A unitholder who submits units for redemption will receive, at our election, either (a) an equal number of shares or (b) cash in the amount of the average of the daily market prices of the common stock for the 10 consecutive trading days before the date of submission multiplied by the number of units submitted. Our policy is to issue shares in exchange for units submitted for redemption.

		Number of Units
Name of	Number of Shares	Beneficially		Percent of
Beneficial Owner	Owned	Owned	Total	Class(1)
Charles S. Roberts (2)	941,018	738,012	1,679,030	27.9%
George W. Wray, Jr.(3)	246,880	119,266	366,146	6.8
James M. Goodrich (4)	281,847	0	281,847	5.3
Dennis H. James	80,122	2,405	82,527	1.6
Ben A. Spalding (5)	21,252	27,318	48,570	*
Wm. Jarell Jones(6)	7,012	0	7,012	*
Charles R. Elliott	11,875	0	11,875	*
All directors and executive officers as a group: (7 persons)(7)	1,308,159	887,001	2,195,160	35.6%

(Footnotes are on following page.)

*Less than 1%.

(1) The total number of shares outstanding used in calculating this percentage is 5,277,618, the number of shares outstanding as of May 6, 2004.

(2) Includes 2,744 shares owned by Mr. Roberts’ minor daughter. A trust for his minor daughter of which he is the sole trustee owns 29,500 units.

(3) Includes 213,065 shares owned by a partnership, over which shares Mr. Wray has voting and investment power as the managing partner of such partnership; and 27,257 shares owned by his wife and 5,058 shares owned by a trust of which she is a co-trustee. Mr. Wray disclaims beneficial ownership of the 27,257 shares owned by Mrs. Wray and 5,058 shares owned by a trust of which she is a co-trustee. The partnership owns 95,568 units.

(4) Includes 110,507 shares owned jointly by Dr. Goodrich and his wife; and 108,478 shares owned by Goodrich Enterprises, Inc., all of the outstanding shares of which are owned by Dr. and Mrs. Goodrich and their sons.

(5) Includes 7,564 shares owned by partnerships of which Mr. Spalding’s wife is the managing partner. Mr. Spalding’s beneficial ownership of units includes 2,917 units owned by Mrs. Spalding and 24,401 units owned by partnerships of which Mrs. Spalding is the managing partner. Mr. Spalding disclaims beneficial ownership of all units and shares owned by his wife or partnerships of which she is the managing partner.

(6) Includes 1,745 shares owned by Mr. Jones’ wife, to which Mr. Jones disclaims beneficial ownership.

(7) Includes an aggregate of 41,624 shares and 27,318 units beneficially owned by three directors’ wives, as to which shares such directors disclaim beneficial ownership.

CORPORATE GOVERNANCE

How often do the directors meet, and what committees do they have?

     The directors meet to review our operations and discuss our business plans and strategies for the future. The board of directors met three times in 2003, and each director attended all of the board meetings and all of the meetings held by the committees of the board on which he served. The board has determined that each of Dennis H. James, Wm. Jarell Jones, Ben A. Spalding and George W. Wray, Jr. is “independent” under the definition contained in Section 121(A) of the American Stock Exchange listing standards.

Committees of the Board of Directors

     The board of directors has established an Audit Committee, a Nominating and Governance Committee and a Compensation and Stock Option Committee.

     Audit Committee. The Audit Committee of our board of directors is composed of Mr. Jones, its Chairman, Mr. James and Mr. Wray. The board has determined that Mr. Jones is an “audit committee financial expert” and that each member of the Committee is “independent” under the SEC’s Rule 10A-3. Our Audit Committee’s functions are described in the Report of the Audit Committee below.

     Nominating and Governance Committee. This committee is responsible for the oversight of the composition of the board and its committees, and identification and recommendation of individuals to become board members. Our Nominating and Governance Committee is composed of Wm. Jarell Jones (Chairman), Dennis H. James, and Ben A. Spalding. Any shareholder interested in nominating a director should review the material described under “Nominations of Directors” below.

     Compensation Committee. This committee oversees our management of some of our human resources activities, including determining compensation for executive officers, granting restricted stock and the administering of our employee benefit plans. In 2003, the full board performed the functions of the Compensation Committee. We adopted a new Compensation Committee Charter in May 2004 and re-established the Compensation Committee, composed of Dennis H. James (Chairman) and Wm. Jarell Jones. In 2003, the full board approved the 2003 base salaries of our executive officers. No bonuses were paid for 2002 performance. Each of Mr. Roberts and Mr. Elliott (who served as an executive officer for a part of the year) abstained from voting on his own compensation. For more information regarding our compensation policies, see Report of the Compensation Committee on Executive Compensation below.

Report of the Audit Committee

     During 2003, the audit committee was composed of Mr. Jones, its Chairman, Mr. James and Mr. Wray. Each of these members is considered “independent” under Section 121(A) of the American Stock Exchange listing standards. Our Audit Committee operates under a written charter adopted by the board, which revised the charter on May 19, 2004 to comply with new SEC requirements and American Stock Exchange listing standards. Our updated Audit Committee Charter is attached to this proxy statement as Annex A. The full audit committee met four times in 2003, and the chairman and other members of the committee reviewed our quarterly reports on Form 10-Q with management and our independent auditors.

     Our Audit Committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and financial statements of our subsidiaries and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures, and providing legal and regulatory compliance and ethics programs oversight. The Audit Committee communicates regularly with our management, including our Chief Financial Officer, and with our auditors. The Audit Committee is also responsible for conducting an appropriate review of and pre-approving all related party transactions in accordance with American Stock Exchange listing standards, and evaluating the effectiveness of the Audit Committee charter at least annually.

     The SEC has adopted new regulations that affect public company audit committees, their composition, and their authority. Some of these regulations are currently in effect, and others take effect over approximately the next year. In addition, the American Stock Exchange has proposed for SEC approval new listing standards that, among other things, govern the composition and authority of audit committees. The board of directors will review and revise the current audit committee charter to comply with these new requirements in a timely manner. To comply with Sarbanes-Oxley Act of 2002, the audit committee has adopted a policy that pre-approves specified audit and tax-related services to be provided by our independent auditors, Deloitte & Touche LLP. The policy forbids Deloitte & Touche from providing the services enumerated in Section 201(a) of Sarbanes-Oxley.

     In performing all of these functions, the audit committee acts only in an oversight capacity. The audit committee reviews our quarterly and annual reporting on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

     The audit committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees); it has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and it has discussed with the independent auditors the independent auditors’ independence from the company and our management. The audit committee reported its findings to our board of directors.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC. A copy of our Annual Report on Form 10-K is enclosed with these proxy materials.

     The audit committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

Wm. Jarell Jones
Dennis H. James
George W. Wray, Jr.

Nominations of Directors

     Given the new corporate governance requirements of the American Stock Exchange, on May 19, 2004 our Board adopted a Nominations and Governance Committee Charter, which is attached as Annex B to this proxy statement. The responsibilities of the Nominating and Governance Committee include evaluating and recommending to the full board of directors the director nominees to stand for election at our annual meetings of shareholders. The Committee is authorized to retain search firms and to compensate them for their services.

     The Nominating and Governance Committee will examine each director nominee on a case-by-case basis regardless of who recommends the nominee. In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the Committee considers the following criteria, among others: the candidate’s availability, insight, practical wisdom, professional and personal ethics and values consistent with longstanding company values and standards, experience at the policy-making level in business, real estate or other areas of endeavor specified by the board, commitment to enhancing shareholder value, and ability and desire to represent the interests of all shareholders. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

     In addition to the qualification criteria above, the Nominating and Governance Committee also takes into account whether a potential director nominee qualifies as an “audit committee financial expert” as that term is defined by the SEC, and whether the potential director nominee would qualify as an “independent” director under the listing standards of the American Stock Exchange.

     The Nominating and Governance Committee evaluated our board’s two nominees, Mr. Spalding and Mr. Wray, in light of the above criteria and recommended to the board that they be nominated for reelection as directors at the 2004 annual meeting. Our board approved that recommendation.

     The Nominating and Governance Committee will consider persons recommended by shareholders to become nominees for election as directors, provided that those recommendations are submitted in writing to our Corporate Secretary specifying the nominee’s name and qualifications for board membership. For a shareholder to nominate a director candidate, the shareholder must comply with the advance notice provisions and other requirements of Section 8 of our bylaws.

     Shareholders who intend to recommend a director candidate to the Nominating and Governance Committee for consideration are urged to thoroughly review our Governance Committee Charter and Section 8 of our bylaws.

Communications with Board of Directors

     The board of directors has established a process for shareholders to send communications to the board of directors. Shareholders may communicate with the board as a group or individually by writing to: The Board of Directors of Roberts Realty Investors, Inc. c/o Chief Financial Officer, Roberts Realty Investors, Inc., 450 Northridge Parkway, Suite 302, Atlanta, Georgia 30350. The Chief Financial Officer may require reasonable evidence that a communication or other submission is made by a Roberts Realty shareholder before transmitting the communication to the board or board member. On a periodic basis, the Chief Financial Officer will compile and forward all shareholder communications submitted to the board or the individual directors.

What do we pay our directors for their services?

     We pay our directors who are not officers for their services as directors, but we do not pay our directors who are also officers for their services as directors. In 2003, our non-officer directors each received $12,000 for serving on the board, except that we pay the chairmen of our committees additional amounts per month as explained below. Mr. Elliott served as an officer during parts of 2002 and 2003, and we did not pay him any directors fees during the time he was employed as an officer. We paid him directors fees of $5,000 and $4,000 in 2003 and 2002, respectively, during the time he was not employed as an officer. Other non-officer directors receive an annual fee of $12,000 for attendance, in person or by telephone, at meetings of the board of directors. Effective June 1, 2003, the board approved additional compensation of $250 per month to Mr. Jones for serving as the Chairman of the Audit Committee. We paid Mr. Jones a total of $1,750 during 2003 for his service as Chairman of the Audit Committee. Effective May 19, 2004, the board approved additional compensation of $1,000 per month to Mr. Jones (inclusive of the additional $250 per month approved in 2003) and $750 per month to Mr. James for their additional responsibilities as committee chairmen. We also reimburse our non-officer directors for reasonable travel expenses and out-of-pocket expenses incurred in connection with their activities on our behalf.

Who are our executive officers, and what do we pay them?

     Our executive officers are Charles S. Roberts, our Chairman of the Board, Chief Executive Officer and President, and Greg M. Burnett, our Chief Financial Officer. Biographical information for Mr. Roberts is included above.

     Greg M. Burnett, age 41, has served as our Chief Financial Officer, Secretary and Treasurer since April 1, 2004. He served as Chief Financial Officer of The Reagan Companies in Salt Lake City, UT from October 1996 to June 2003. He worked for Gannett Outdoor Group in Kansas City, MO from April 1998 to October 1996, most recently as the Vice President and Midwest Region Controller. Earlier in his career, Mr. Burnett worked for a regional CPA firm based in Kansas City, MO. Mr. Burnett has a bachelors degree in Accounting from Kansas State University.

     Mr. Charles S. Roberts, our Chairman of the Board, Chief Executive Officer and President, is our only executive officer whose total salary and bonus exceeded $100,000 during 2003. Mr. Roberts is our “named executive officer.”

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary($)	Bonus($)
Charles S. Roberts	2003	150,000	0
Chairman of the Board, Chief	2002	150,000	0
Executive Officer and President	2001	150,000	0

     We are not a party to any employment agreements. Although our board of directors has from time to time in the past made individual grants of shares of restricted stock to our officers, we have no equity compensation plans under which we could issue stock, restricted stock or restricted stock units, phantom stock, stock options, SARs, stock options in tandem with SARs, warrants, convertible securities, performance units and performance shares, or similar instruments. Under rules of the American Stock Exchange now in effect, however, we may not grant any additional shares of restricted stock to officers, directors, employees, or consultants without approval of our shareholders. No shares are presently reserved for that purpose.

     We make payments to affiliates of Mr. Roberts under various agreements and arrangements. See “What material relationships and transactions have the directors and executive officers had with us and our affiliates?”

Compensation Committee Report on Executive Compensation

   Introduction

     Our executive compensation program is intended to attract, retain, and reward experienced, highly motivated executives who contribute to our growth. In 2003, the full board performed the functions of the Compensation Committee. We adopted a new Compensation Committee Charter in May 2004 and re-established the Compensation Committee, which is composed of Dennis H. James (Chairman) and Wm. Jarell Jones. In the future, our Compensation Committee, and not our full board, will perform the duties of the Compensation Committee, including determining the compensation of all executive officers.

     For 2003, our full board set the base salaries for Mr. Charles S. Roberts, our President, Chief Executive Officer and Chairman of the Board, and the payment of fees to Charles R. Elliott, who served as our Chief Operating Officer from February 17, 2003 to September 30, 2003. Mr. Roberts and Mr. Elliott each abstained from voting as a director on his own compensation.

     During 2003, our full board of directors also approved the 2003 base salaries of two individuals who served as our Chief Financial Officer.

   Executive Compensation Policy and Philosophy

     Our executive compensation programs are based on the following guiding principles:

     Pay-for-Performance. We emphasize incentive compensation programs that reward executives for outstanding performance. These incentive programs focus on both annual and long-term performance.

     Pay Competitiveness. We believe we must offer competitive total compensation, which includes base salary, cash bonuses, and long-term incentives to attract, motivate, and retain executive talent. Actual compensation levels, however, will vary in competitiveness from year to year, depending on corporate and individual performance.

   Base Salary Program

     We determine our base salary levels based on our assessment of market compensation rates, each employee’s performance over time, and each individual’s role in the company. Consequently, employees with higher levels of sustained performance over time and/or employees assuming greater responsibilities will be paid correspondingly higher salaries. We review salaries for our executive officers annually and take into account a variety of factors, including individual performance, general levels of market salary increases, and our overall financial results. Performance is assessed qualitatively, and no specific weighting is attached to performance factors considered for base salary determinations.

   Annual Incentive Plan

     Our annual incentive plan is designed to reward and motivate key employees based on the employee’s and our performance. As a pay-for-performance element of compensation, we consider paying incentive awards annually based on the achievement of performance objectives for the most recently completed fiscal year. We paid no cash bonuses for 2003.

   Compensation of Chief Executive Officer

     In determining the compensation of our Chief Executive Officer, we apply the same philosophy and procedures as we apply to other executive officers and employees. We took into account a variety of factors, including individual performance, general levels of market salary increases and our overall financial results. We assessed Mr. Roberts’ performance qualitatively and did not attach any specific weighting to the performance factors we considered.

     In early 2003, Mr. Roberts informed us he believes he is fairly compensated and, therefore, he did not request a salary increase for 2003. Accordingly, we did not increase his salary or award him a bonus.

   Policy with Respect to the $1 Million Deduction Limit

     The Omnibus Budget Reconciliation Act of 1993 placed certain limits on the deductibility of non-performance based executive compensation for a company’s employees, unless certain requirements are met. Currently, we do not believe that there is risk of losing deductions under this law. In the future, we intend to consider carefully any plan or compensation arrangement that might result in the disallowance of compensation deductions. We will use our best judgment, taking all factors into account, including the materiality of any deductions that may be lost versus the broader interests of Roberts Realty to be served by paying adequate compensation for services rendered, before adopting any plan or compensation arrangement.

     The above report should not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and the above report should not otherwise be deemed filed under such Acts.

     By the board of directors, with each of Mr. Roberts and Mr. Elliott abstaining from voting on his own compensation, as noted above:

Wm. Jarell Jones	George W. Wray, Jr.
Dennis H. James	Ben A. Spalding
Charles S. Roberts	Charles R. Elliott

Total Return Performance Graph

     The following total return performance graph compares our performance to the Russell 2000 index and the index of 20 apartment equity real estate investment trusts prepared by the National Association of Real Estate Trusts, sometimes called NAREIT, over our past five fiscal years. Our performance, presented for the period from December 31, 1998 through December 31, 2003, is not indicative of future results.

What material relationships and transactions have the directors and executive officers had with us and our affiliates?

     Roberts Realty conducts its business through Roberts Properties Residential, L.P., which we refer to as the operating partnership; owns a 73% interest in it as of April 30, 2004, and is its sole general partner. Mr. Charles S. Roberts owns all of the outstanding shares of both Roberts Properties, Inc. and Roberts Properties Construction, Inc., which we refer to together as the Roberts Companies. We have paid these companies to perform services for us as explained below.

     Under applicable SEC rules, this portion of the proxy statement describes any transaction, or series of similar transactions, since January 1, 2003, or any currently proposed transaction, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest:

(a) any of our directors or executive officers;

(b) any holder we believe owns of record or beneficially more than 5% of our outstanding common stock or units; and

(a) any member of the immediate family of any of those persons.

Notes 3 and 10 to our consolidated financial statements included in our Annual Report on Form 10-K mailed along with this proxy statement provide further detail regarding some of the transactions described in this section, including in some cases information for periods before 2003.

   Payments to Companies Owned by Mr. Roberts

     Overview. We have paid substantial fees to Roberts Properties and Roberts Properties Construction for various types of services and will continue to do so in the future. These various arrangements are summarized below.

     Transactions with Affiliates of Mr. Roberts. We have agreed to pay development and construction fees to the Roberts Companies with respect to three of our properties as described below. Those agreements are also included in the summaries of development fees and construction fees that follow this subsection.

          Addison Place Retail Center. We are constructing a 42,090 square foot retail center on a 6.84-acre property located at the intersection of Abbotts Bridge Road and Jones Bridge Road in front of our Addison Place community in Alpharetta, Georgia. We have entered into a cost plus 5% contract with Roberts Construction to complete the retail center.

          Northridge Community. We are developing a 220-unit apartment community on 10.9 acres of undeveloped land located on Northridge Parkway in Atlanta adjacent to our former Highland Park community. We retained Roberts Properties to complete the design and development work for a fee of $2,500 per unit, or $550,000. We also entered into a cost plus 10% contract with Roberts Construction to build the apartment community.

          Corporate Office Building. On June 28, 2001, we purchased a partially constructed office building and approximately 3.9 acres of land from Roberts Properties. The three-story, 39,907 square foot building now serves as our corporate headquarters. We have entered into a fixed cost contract with Roberts Construction to construct the building shell and parking deck for $4,670,000, of which

$1,616,000 was incurred at closing. Roberts Construction will perform tenant finish work at cost. Roberts Construction will not earn a profit on the construction of the building and parking deck or on the tenant finish work. We recently occupied a portion of one floor, and Roberts Properties and Roberts Construction have occupied the remaining portion of that floor. We plan to lease the other two floors to unaffiliated tenants. We intend to enter into leases with Roberts Properties and Roberts Construction for the space they occupy. Our Audit Committee will approve the terms of those leases.

          Development Fees. From time to time we pay Roberts Properties fees for various development services that include market studies, business plans, design, finish selection, interior design and construction administration. In 2003, we paid Roberts Properties a fee of $2,500 per unit, or $550,000, to complete the design and development work on the Northridge community. We made no other development fee payments to Roberts Properties from January 1, 2003 through April 30, 2004.

          Construction Contracts. Roberts Realty enters into contracts in the normal course of business with Roberts Construction, of which Mr. Roberts beneficially owns all of the outstanding shares. The following table summarizes certain information regarding payments to Roberts Construction for other construction projects through April 30, 2004. For the Addison Place Phase II, Veranda Chase and Charlotte projects, we pay Roberts Construction its cost, plus a fee of 10% of its cost. For the Addison Place retail center, we pay Roberts Construction its cost, plus a fee of 5% of its cost. We pay Roberts Construction its cost, but no additional fee, for construction of the corporate office building.

	Actual/	Total	Total	Estimated
	Estimated	Amount	Amount	Remaining
	Total Contract	Incurred through	Incurred 1/1/03	Contractual
	Amount	4/30/04	through 4/30/04	Commitment
Addison Place
Phase II	$21,876,000	$21,816,000	$(6,000)	$60,000
Veranda Chase	15,608,000	15,608,000	192,000	0
Charlotte	23,193,000	19,831,000	8,792,000	3,362,000
Corporate Office Building	6,073,000	5,163,000	1,410,000	910,000
Addison Place Retail Center	3,261,000	2,630,000	624,000	631,000

	$70,011,000	$65,048,000	$11,012,000	$4,963,000

     Partnership Profits Interest. Between 1994 and 1996, the operating partnership acquired nine limited partnerships of which Mr. Roberts was the sole general partner. Each partnership owned an apartment community that had been developed or was in the development process. As a part of each acquisition, the operating partnership assumed an existing financial obligation to an affiliate of Mr. Roberts. That financial obligation has been formalized as a profits interest in the operating partnership. As the holder of the profits interest, Roberts Properties may receive distributions in certain circumstances. Upon a sale of any of the acquired properties, Roberts Properties will receive a distribution of a specified percentage of the gross sales proceeds. Upon a change in control of Roberts Realty or the operating partnership, Roberts Properties will receive a distribution of the applicable percentages of the fair market value of each of the properties up to the maximum amount. The amount to be distributed to Roberts Properties with respect to each affected property will be limited to the amount by which the gross proceeds from the sale of that property, or, in connection with a change in control, its fair market value, exceeds the sum of:

•	the debt assumed, or taken subject to, by the operating partnership in connection with its acquisition of the property;

•	the equity issued by the operating partnership in acquiring the property; and

•	all subsequent capital improvements to the property made by the operating partnership.

     The percentages that apply to the sales proceeds, or fair market value, of the three properties subject to this arrangement are shown in the following table:

River Oaks	5%
Preston Oaks Phase I	5%
Plantation Trace Phase I	6%

     If Roberts Realty exercises its option to acquire all of the outstanding units for shares, it must simultaneously purchase the profits interest for cash in the amount the holder of that interest would receive if a change in control occurred at that time.

     On April 26, 2004, we issued a press release announcing that we have signed a definitive agreement to sell five Atlanta apartment communities totaling 1,091 units for $109,600,000. The five communities are: Bradford Creek, Plantation Trace, Preston Oaks, River Oaks and Veranda Chase, which include the three communities listed above for which Roberts Properties has a profits interest. If this transaction closes in June 2004 as we expect, we will pay Roberts Properties an aggregate profits interest of approximately $3,200,000 from the sale proceeds. Because the profits interest is based on a percentage of the gross sale proceeds, this amount may vary accordingly if the terms of the transaction are revised.

     Except for units and the partnership profits interest related to the original nine limited partnerships acquired between 1994 and 1996, no partnership interests have been, or are presently expected to be, issued or assumed by the operating partnership. During 2003, we paid profits interests of $899,000 (5% of sale proceeds) to Roberts Properties in connection with the sale of the Highland Park community. We made no other profits interest distributions to Roberts Properties from January 1, 2003 through April 30, 2004.

     Other Fees. From January 1, 2003 to April 30, 2004, we paid Roberts Properties $179,000 for reimbursement of operating costs and expenses, and we paid Roberts Construction $69,000 for project work done at our communities.

Compensation Committee Interlocks and Insider Participation

     In 2003, the Compensation Committee of the board of directors was composed of Mr. James and Mr. Jones, although the full board performed the functions of the Compensation Committee. Except as noted below, during 2003:

•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee,

•	no member of the Compensation Committee was an officer or employee of Roberts Realty or any of its subsidiaries,

•	no member of the Compensation Committee entered into any transaction with Roberts Realty in which the amount involved exceeded $60,000,

•	none of our executive officers served on the compensation committee of any entity where one of that entity’s executive officers served on our Compensation Committee, and

•	none of our executive officers served on the compensation committee of another entity where one of that entity’s executive officers served as a director on our board.

     During 2003, our Compensation Committee did not meet. Charles S. Roberts, our Chairman of the Board of Directors, Chief Executive Officer and President, and Charles R. Elliott, our Chief Operating Officer during part of 2003, participated in informal discussions with our board regarding executive officer compensation.

     Dennis H. James, one of our directors, is a Managing Director of L.J. Melody & Company, a commercial mortgage banking firm that has originated loans for us. We have paid L.J. Melody fees in the past for originating loans for us. On August 21, 2003, Roberts Realty closed a $10,750,000 loan from L.J. Melody to refinance our River Oaks community. As planned, L.J. Melody immediately assigned the loan to the Federal Home Loan Mortgage Corporation (Freddie Mac). We paid an origination fee of $74,875 to L.J. Melody in connection with this loan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires Roberts Realty’s directors and executive officers and persons who own beneficially more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of the forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2003, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

     Who are our auditors?

     Deloitte & Touche LLP has served as our independent auditors since June 2002. Previously, Arthur Andersen LLP had served as our independent public accountants from 1997 until June 18, 2002. On that date, upon the recommendation of our audit committee, our board of directors voted to dismiss Andersen as our independent auditors and appoint Deloitte & Touche to serve as our independent auditors for the year ended December 31, 2002. Pursuant to the board’s action, the dismissal of Andersen and the appointment of Deloitte & Touche became effective on June 19, 2002. A representative of Deloitte & Touche is expected to be present at the meeting and will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he or she desires to do so. Approval of our accounting firm is not a matter required to be submitted to the shareholders.

     Because Andersen was dismissed during the year 2002, Andersen did not issue a report on our financial statements for 2002 or 2003. During 2002 through the date of our dismissal of Andersen, there were:

     (a) no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on our consolidated financial statements for those years; and

     (b) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We provided Andersen with a copy of the foregoing disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A representative from Andersen advised us that Andersen is no longer in a position to provide letters relating to its termination as a former audit client’s independent public accountant and that Andersen’s inability to provide such letters has been discussed with the SEC staff.

     As of June 19, 2002, we engaged Deloitte & Touche to serve as our new independent auditors for the 2002 fiscal year. During each of fiscal year 2000 and fiscal year 2001 and through the date of our engagement of Deloitte & Touche, we did not engage Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     A representative of Deloitte & Touche is expected to be present at the meeting and will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he or she desires to do so. Approval of our accounting firm is not a matter required to be submitted to the shareholders.

What fees did we pay to our independent auditors/public accountants?

     As noted above, Deloitte & Touche has served as our independent auditors since June 19, 2002. Previously, Andersen had served as our independent public accountants from 1997 until that date.

   Audit Fees

     For 2002. The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the second and third quarters of that fiscal year, were $95,400. For the first quarter of 2002, Arthur Andersen LLP billed us $6,700.

     For 2003. The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2003, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year, were $111,000. During 2003, Deloitte & Touche performed a re-audit of our annual financial statements for the fiscal year ended December 31, 2001, for which we paid them $38,000.

   Audit Related Fees

     We did not engage either Deloitte & Touche or Andersen to provide, and neither of them billed for, professional services that were reasonably related to the performance of the audit of our 2002 or 2003 financial statements, but which are not reported in the previous paragraph.

   Tax Fees

     For 2002. The aggregate fees billed by Deloitte & Touche for professional services rendered related to tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2002, were $64,275. Andersen billed us for no professional services rendered related to tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2002.

     For 2003. The aggregate fees billed by Deloitte & Touche for professional services rendered related to tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2003, were $86,525.

   All Other Fees

     For 2002. Deloitte & Touche did not bill us for any services for the fiscal year ended December 31, 2002 other than for the services described in the foregoing paragraphs. The aggregate fees billed by Andersen for services rendered to us for the fiscal year ended December 31, 2002, other than for the services described in the foregoing paragraphs, were $7,000. Andersen’s services related to our acquisitions and dispositions of properties, and our related SEC reports for those activities.

     For 2003. Deloitte & Touche did not bill us for any services for the fiscal year ended December 31, 2003 other than for the services described in the foregoing paragraphs.

What is our pre-approval policy regarding audit and non-audit services performed by our independent auditor?

     Our audit committee pre-approval guidelines with respect to pre-approval of audit and non-audit services are summarized below.

     General. The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the audit committee.

     Audit Services. The annual audit services engagement terms and fees are subject to the specific pre-approval of the audit committee. In addition to the annual audit services engagement specifically approved by the audit committee, the audit committee has granted general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

     Audit-related Services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are traditionally performed by the independent auditor. The audit committee believes that the provision of audit-related services does not impair the independence of the auditor.

     Tax Services. The audit committee believes that the independent auditor can provide tax services to us, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. The audit committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

     All Other Services. The audit committee has granted pre-approval to those permissible non-audit services classified as “all other services” that it believes are routine and recurring services, and would not impair the independence of the auditor.

     Pre-Approval Fee Levels. To facilitate management’s day-to-day conduct of our business, the audit committee deemed it advisable and in our best interests to permit certain routine, non-audit services without the necessity of pre-approval by the audit committee. Therefore, the audit committee expects to establish a pre-approval fee level per engagement. Any proposal for services exceeding this level will require specific pre-approval by the audit committee. Although management may engage non-audit services from our independent auditor within this limit, management cannot enter into any engagement that would violate the SEC’s rules and regulations related to auditor independence. These non-audit service engagements are to be reported to the audit committee as promptly as practicable.

How can a shareholder obtain copies of exhibits to our 2003 Annual Report on Form 10-K?

     Included with these proxy materials is a copy of our 2003 Annual Report on Form 10-K, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that annual report for a charge of ten cents per page. Please direct your request to Greg M. Burnett, Secretary, 450 Northridge Parkway, Suite 302, Atlanta, Georgia 30350.

PROPOSAL 2 — AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

Summary

     We recently announced a transaction in which we have agreed to sell five Atlanta apartment communities for $109,600,000, and we intend to distribute $4.50 per share of the net proceeds to shareholders. As Mr. Roberts stated in his cover letter to these proxy materials, he will receive a substantial amount of cash that he desires to reinvest in Roberts Realty, where he serves as Chief Executive Officer and spends a majority of his time. Mr. Roberts requested the board of directors to consider the proposed amendment to permit him to own more of the company.

     In addition to some housekeeping changes described below that are appropriate due to the passage of time, the proposal would amend the articles:

(a)	to increase the stock ownership limitation of Charles S. Roberts from 25% to 35% of the outstanding shares of common stock, and

(b)	to decrease the stock ownership limitation for all other shareholders from 6% to 3.7% of the outstanding shares of common stock.

Although the amendment forbids any shareholder who now beneficially owns more than 3.7% of our outstanding common shares from increasing that ownership in the future, the shareholder can (a) retain indefinitely the shares the shareholder now owns, and (b) exchange for shares of common stock any units of limited partnership interest in Roberts Properties Residential, L.P. the shareholder now owns. As described in more detail below, these ownership limitations are designed to meet one of the requirements for preserving the company’s status as a REIT for tax purposes, which is that five or fewer persons cannot own more than 50% of the outstanding common stock.

     The board has carefully evaluated the proposed amendment and believes that the greater Mr. Roberts’ economic stake in the company, the greater his motivation to use his well-proven skills as a real estate investor and developer for the long-term benefit of the company. The proposed amendment is reflected in the Proposed Amended and Restated Articles of Incorporation attached as Annex D to this proxy statement. The amendment is marked to show the proposed changes from our current articles of incorporation. (For ease of reference in the future, and as expressly permitted under the Georgia Business Corporation Code, the amendment is embodied in the form of amended and restated articles of incorporation to permit the reader to refer to one complete document rather than to the original articles plus a subsequent amendment.)

     In reaching its decision to approve the amendment and recommend it to the shareholders for their approval, the board took into account the pending transaction to sell five apartment communities as noted above. The board believes that it is in the shareholders’ best interest for Mr. Roberts to have an additional incentive to produce similar returns for shareholders in the future. The transaction, which the company expects to close in June 2004, is subject to customary due diligence and closing conditions. For more information regarding the conditions to and risks of the transaction, please see the company’s Current Report on Form 8-K dated April 26, 2004, which is available to the public on the SEC’s Internet site, at www.sec.gov.

     In addition to the amendment to our articles of incorporation described above, the amendment will delete provisions of our 1994 articles of incorporation that have become outdated and obsolete with the passage of time. These changes include eliminating outdated references to a consolidation that occurred in the mid-90’s and eliminating references to the company’s original offices, registered agent, and incorporator.

     Shareholders should note that the amendment may have an anti-takeover effect. For more information about this issue, please see the detailed explanation below under the heading “Anti-takeover Effects of the Proposed Amendment” below.

The Board recommends a vote FOR the proposed amendment.

Background

     Roberts Realty Investors, Inc. owns and operates multifamily residential properties as a self-administered, self-managed equity real estate investment trust, or REIT. We expect to continue to qualify as a REIT for federal income tax purposes. A REIT is a legal entity that holds real estate interests and, through its payment of distributions, is able to reduce or avoid incurring federal income tax at the corporate level. This structure allows shareholders to participate in real estate investments without the “double taxation” of income — i.e., at both the corporate and shareholder levels — that generally results from an investment in shares of a corporation.

     To qualify as a REIT for federal income tax purposes, we must comply with various requirements and avoid various prohibited events. A company cannot be a REIT if, during the last half of a taxable year, more than 50% in value of its outstanding stock is owned by five or fewer individual shareholders, taking into account certain constructive ownership tests. To help the company comply with that test, Article 5 of our articles of incorporation currently provides in substance that (a) Mr. Roberts cannot own more than 25% of the outstanding shares of our common stock, and (b) no other person can own more than 6% of our outstanding common stock. These provisions are intended to limit the ownership of our common stock by five persons to no more than 49% of our outstanding shares.

     The above summary and other descriptions in this proxy statement of our articles of incorporation are qualified by reference to our Proposed Amended and Restated Articles of Incorporation attached as Annex D to this proxy statement. Annex D shows both the current provisions and the changes we are proposing for your approval. In particular, we note that the definitions of key terms that include “acquire,” “beneficial ownership” and “person” incorporate or include references to highly technical provisions of the Internal Revenue Code of 1986, as amended. For example, specific attribution rules apply in determining (a) whether Mr. Roberts owns more than 25% of the outstanding shares of our common stock (or 35%, assuming the amendment becomes effective), or (b) whether any other shareholder owns more than 6% of the outstanding shares (or 3.7%, assuming the amendment becomes effective). Under these rules, any shares owned by a corporation, partnership, estate or trust are deemed to be owned proportionately by its respective shareholders, partners or beneficiaries. Further, an individual shareholder is deemed to own any shares that are owned, directly or indirectly, by that shareholder’s brothers and sisters, spouse, parents or other ancestors, and children or other descendants. In addition, a shareholder is deemed to own any stock that he can acquire by exercising options. Although we believe that our summaries in this proxy statement of provisions of our articles of incorporation are accurate, we caution you that the application of those terms to certain fact patterns can be difficult and uncertain.

The Proposed Amendment

     As shown on Annex D, we propose to amend and restate our articles of incorporation to increase Mr. Roberts’ ownership limit to 35% and decrease the ownership limit of all other shareholders to 3.7%. Given that we currently have investors who own more than 3.7% of our outstanding common stock, however, the implementation of these limits is subject to the conditions described below. Although the amendment forbids any shareholder who now beneficially owns more than 3.7% of our outstanding common shares from increasing that ownership in the future, such a shareholder can retain the shares he or she owns indefinitely. Because shares that can be acquired by exchanging units of limited partnership interest in Roberts Properties Residential, L.P. are included in the calculation of beneficial ownership, any exchange of (a) units owned on the effective date of the amendment, for (b) shares of common stock, will not be deemed to violate the revised ownership limit.

     The amendment contemplates or provides for the following procedure to put the new ownership limits into effect:

     1. Assuming the shareholders approve the amendment at the annual meeting, we intend to file the amended and restated articles of incorporation with the Georgia Secretary of State on the date of the meeting, and the amendment will become effective on that day.

     2. As soon as practicable after the annual meeting, we will send a letter to all shareholders notifying them that the amendment has become effective and directing all shareholders who beneficially own more than 3.7% of the shares to report that fact to the company by the later of August 31, 2004 or 30 days after the effective date of the amendment. To assist shareholders with this calculation, we will provide in the notice the approximate ownership threshold in aggregate shares and/or units that would trigger a reporting obligation. This reporting obligation is consistent with applicable I.R.S. rules, which require shareholders to disclose in writing to us, on our demand, any information with respect to their direct and indirect ownership of common stock that we deem necessary to ensure compliance with the ownership restrictions.

     3. Based on those reports, we will establish Mr. Roberts’ initial increased ownership limit. For each reporting owner, we will subtract 3.7% from that owner’s reported beneficial ownership to obtain the “Excess Ownership” for that owner. We will add all of the Excess Ownership percentages together and then subtract that total number from 35% to obtain the initial increased ownership limit for Mr. Roberts.

     4. Persons who beneficially own more than 3.7% of the outstanding shares will be permitted to retain their shares and to convert any units they own on the effective date of the amendment to shares. They will be required, however, to notify us each time their Excess Ownership drops by more than 50,000 shares from the amount last reported to us. Each time we have received notices that collectively represent a decrease in aggregate Excess Ownership by 1% or more of our then outstanding shares, we will notify Mr. Roberts, his ownership limit will increase by that amount, and we will notify the public in our next quarterly or annual report.

Anti-takeover Effects of the Proposed Amendment

   Incremental Effect of the Proposed Amendment

     As noted above, the proposed amendment, although consistent with protecting our status as a REIT under the Federal tax laws, may delay, defer or prevent a change in our control because it limits the ability of a hostile party to accumulate an even smaller position in our stock. This provision may prevent our shareholders from receiving the benefit from any premium to the market price of our common stock offered by a bidder in a takeover context. For this reason, the current directors and executive officers of the company may have a substantial interest in the approval of the proposed amendment that other shareholders of the company may not share. The directors have concluded, however, that, on balance, this provision is in the best interests of the company and its shareholders, because it will allow Mr.

Roberts to have a larger ownership interest in the company, which will give him a greater incentive to increase the company’s performance and shareholder value.

     The proposed amendment is not in response to any present effort, of which we are aware, to accumulate our common stock or to obtain control of the company. The board does not presently intend to propose other anti-takeover provisions in future proxy solicitations, although it may do so.

   Existing Anti-takeover Provisions

     The proposed amendment will make it somewhat more difficult for another company to take over the company or remove current management. In evaluating the risks of the proposed amendment, the board believes that you should keep in mind that our articles of incorporation and bylaws already contain a number of provisions that might have an anti-takeover effect. Given these existing anti-takeover measures, the board believes that he additional deterrent effect from the amendment will be relatively minimal. The existing anti-takeover measures include the following:

     Supermajority Voting Requirements. Our articles of incorporation provide that no transaction of a fundamental nature — including mergers in which the company is not the survivor, share exchanges, consolidations, or sale of all or substantially all of the assets of the company — may be effectuated without the affirmative vote of at least three-quarters of the votes entitled to vote generally in any such matter. Similarly, the articles of incorporation may not be amended (except for certain limited matters) without the affirmative vote of at least three-quarters of the votes entitled to be voted generally in the election of directors. The bylaws may be amended by either the affirmative vote of three-quarters of all shares outstanding and entitled to vote generally in the election of the directors, or the affirmative vote of a majority of our directors then holding office, unless the shareholders prescribed that any such bylaw may not be amended or repealed by the board. Mr. Roberts already has the ability to buy up to 25% of the company’s outstanding shares. Therefore, assuming he buys additional shares and reaches the 25% limit, he already possesses the practical ability to block any such fundamental transaction if he so chooses.

     Existing Restrictions on Transfer — Ownership Limits. Although the amendment will revise the ownership limits, the existing limits in the article of incorporation already restrict the number of shares of common stock that individual shareholders may own. As noted above, for the company to qualify as a REIT under the Internal Revenue Code, as a general matter no more than 50% in value of its outstanding shares may be owned, directly or indirectly, by five or fewer individuals. The common stock must also be beneficially owned by 100 or more persons. Because we expect to continue to qualify as a REIT, the articles of incorporation contain restrictions on the acquisition of common stock that are intended to insure compliance with these requirements.

     If any shareholder purports to transfer shares to a person and either the transfer would result in our failing to qualify as a REIT, or the shareholder knows that such transfer would cause the transferee to hold more than the applicable ownership limit, the purported transfer is null and void, and the shareholder will be deemed not to have transferred the shares. In addition, if any person holds shares in excess of the applicable limit, that person will be deemed to hold the shares that caused the limit to be exceeded in trust for the company, and such person will not receive dividends or distributions with respect to those shares and will not be entitled to vote them. The person will be required to sell those shares to the company.

     Although these restrictions on transfer are intended only to insure compliance with the REIT requirements under the Internal Revenue Code, they may have the effect of discouraging a takeover of the company.

     Georgia Anti-Takeover Statutes. The Georgia Business Corporation Code has provisions that generally restrict a company from entering into certain business combinations with an “interested shareholder,” which is defined as any person or entity that is the beneficial owner of at least 10% of the company’s voting stock, with certain exceptions. The Georgia Code provides that this statute will not apply unless the bylaws of the corporation specifically provide that it is applicable to the corporation. We have not elected to be covered by this statute, but we could do so by action of the board at any time.

     The Georgia Code also contains provisions that impose certain fair price and other procedural requirements applicable to certain business combinations interested shareholders. These statutory requirements restrict business combinations with, and accumulations of shares of voting stock of, certain Georgia corporations. This statute will apply to a company only if the company elects to be covered by the restrictions imposed by the statute. We have has not elected to be covered by this statute, but we could do so by action of the board at any time.

     To the extent that these statutes might otherwise afford protection from a transaction not in the best interests of shareholders, this protection may not be available to transactions proposed by Mr. Roberts.

     Classified Board of Directors. Our board of directors is divided into three classes of directors serving staggered three-year terms. The use of a classified board may render more difficult a change in control of the company or removal of incumbent management, because the term of office of only one-third of the directors (depending upon the class whose term expires) will expire in a given year. Further, directors elected by the holders of common stock may be removed only by the affirmative vote of shareholders holding at least 75% of all of the votes entitled to be cast for the election of directors.

     Issuance of Preferred Stock. The board of directors has the power to issue 20,000,000 shares of preferred stock, in one or more classes or series and with such rights and preferences as determined by the board, all without shareholder approval. Because the board has the power to establish the preferences and rights of each class or series of preferred stock, it may afford the holders of any series or class of preferred stock preferences, powers and rights, voting or otherwise, senior to the rights of holders of common stock. The board has no present plans to issue any shares of preferred stock.

     As previously noted, the Board recommends a vote FOR the proposed amendment.

ROBERTS REALTY INVESTORS, INC.

450 Northridge Parkway

Suite 302

Atlanta, Georgia 30350

Telephone: (770) 394-6000

Creating Communities for Superior Lifestyles™

Annex A

ROBERTS REALTY INVESTORS, INC.

AUDIT COMMITTEE CHARTER

Adopted May 19, 2004

     This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Roberts Realty Investors, Inc. (the “Company”) as approved by the Board.

1.	Composition

     The Committee shall be composed of at least three directors, each of whom must:

(a)	be “independent” as defined by the applicable rules of the American Stock Exchange (“Amex”);

(b)	meet the criteria for independence set forth in Securities and Exchange Commission (“SEC”) Rule 10A-3(b)(1); and

(c)	be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

     At least one member of the Committee shall be financially sophisticated, in that he or she shall have employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board shall appoint the members of the Committee on an annual basis, and members may serve one or more consecutive terms on the Committee.

2.	Purpose

     The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

3.	Authority, Duties and Responsibilities

     The Committee will have the following rights, authority, duties and responsibilities:

     A. Financial Reporting and Independent Audit Process

     The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company’s financial disclosures and accounting practices

Annex A

accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis. To accomplish this, the Committee shall:

(1)	Provide oversight of the independent audit process and the Company’s independent auditors, including direct responsibility, as a committee of the Board, for:

a.	Appointing, compensating, retaining and overseeing the work of the independent auditors. The Committee will have the sole authority to appoint, determine funding for, evaluate, and, as necessary, replace the independent auditors, which shall report directly to the Committee.

b.	Resolving any disagreements between management and the independent auditors regarding financial reporting.

c.	Appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged for the purpose of performing other audit, review or attest services for the Company, and approving all engagements and the fees and terms with respect thereto for all non-audit services to be provided by the independent auditors (except that the Committee may delegate to one or more Committee members authority to pre-approve such services between regular meetings), and establishing policies and procedures for the engagement of the independent auditors to provide permissible non-audit services.

d.	Obtaining and reviewing at least annually a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, and any other relationships that may adversely affect the independence of the auditors, and assessing the independence of the auditors, including whether the auditors’ performance of permissible non-audit services is compatible with the auditors’ independence.

e.	Actively engaging in a dialogue with the independent auditors with respect to any relationships or services disclosed by the independent auditors that may affect the independent auditors’ objectivity and independence, and recommending to the Board that it take any action that the Committee believes is appropriate to oversee the independence of the independent auditors.

(2)	Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. Such review shall include, at a

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Annex A

minimum, the review of the information required by SEC rules to be provided to the Committee by the independent auditor.

     B. Internal Control

     The responsibility of the Committee in the area of internal control, in addition to the actions described in Section 3.A above, is to:

(1)	Review and discuss with management and the independent auditors the adequacy and effectiveness of (a) the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Committee by the independent auditors or management; and (b) the Company’s disclosure controls and procedures and management reports thereon, including reports made by the Company’s Chief Executive Officer and Chief Financial Officer relating to any deficiencies or weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

(2)	Provide oversight of the Company’s legal and regulatory compliance and ethics programs, including:

     a. Creation and maintenance of procedures for:

i. Receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

b.	Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

c.	Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

d.	Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

     C. Miscellaneous

(1)	Report Committee activities and findings to the Board on a regular basis.

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Annex A

(2)	Report Committee activities in the Company’s annual proxy statement to shareholders as required by SEC rules.

(3)	Conduct an appropriate review of and pre-approve all related party transactions in accordance with Amex listing standards.

(4)	Evaluate the effectiveness of this charter at least annually and recommend appropriate changes.

4.	Meetings

     The Committee shall meet at least quarterly, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at each meeting, with Company management and the independent auditors to discuss matters that the Committee or any of such persons believes should be discussed privately. The Committee shall conduct its meetings in accordance with the Company’s Bylaws.

5.	Outside Advisors

     The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

6.	Company Funding

     The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to the independent auditors for the provision of audit services and any approved non-audit services and to any registered public accounting firm engaged to perform other audit, review or attest services for the Company, (b) compensation to any advisors engaged by the Committee under Section 5 above, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.	Administration and Operations

     The Committee shall conduct its meetings in accordance with the Company’s Bylaws. Except as provided in the Bylaws, the Committee may fix its own rules of procedure.

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Annex B

ROBERTS REALTY INVESTORS, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Adopted May 19, 2004

1.	Purpose

     The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Roberts Realty Investors, Inc. (the “Company”) is charged with the responsibility of the oversight of the composition of the Board and its committees and identification and recommendation of individuals to become Board members.

2.	Composition

     The Committee shall be composed of at least three directors who are “independent” under the applicable rules of the American Stock Exchange (“Amex”). The Board shall appoint the members of the Committee on an annual basis, and members may serve one or more consecutive terms on the Committee.

3.	Responsibilities

     The Committee shall:

A.	Develop and revise, as appropriate, Board membership criteria. Primary consideration is to be given to the then current needs of the Board.

B.	Recommend the number of directors to comprise the Board at any given time.

C.	Evaluate and recommend to the Board nominees for election to the Board by the shareholders at annual meetings of shareholders. Evaluate and recommend persons to fill vacancies on the Board that may occur. The Committee will review its recommendations with the Chief Executive Officer. The Committee shall have:

i.	the sole authority to retain and terminate any search firm to be used to identify director candidates, and

ii.	the sole authority to approve the search firm’s fees and other retention terms.

D.	Evaluate the independence of directors pursuant to federal and state legislation and the rules and guidelines of the Securities and Exchange Commission (“SEC”) and Amex and make recommendations with respect thereto to the full Board. Review with the Board for its consideration the relationships and transactions

Annex B

considered by the Committee, and the reasons for its decisions, to inform the Board in connection with the Board’s determination of director independence.

E.	Following approval by the Board of Directors, the Committee shall direct the Committee Chairman, or the Chairman’s designee, along with the Chief Executive Officer, to extend invitations for Board membership to prospective directors.

F.	Recommend membership of the standing committees, including membership of the Committee, to the Board at least annually, and from time to time review the stated responsibilities of the Board’s committees.

G.	Review total compensation for non-employee directors at least annually and recommend any changes to the Board.

H.	Report regularly to the Board.

4.	Meetings

     The Committee shall meet at least once per year and at such times as deemed appropriate by the Chairman of the Committee or any two of the members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors present at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall meet in executive session as it deems appropriate. The Committee shall conduct its meetings in accordance with the Company’s Bylaws.

5.	Outside Advisors

     The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

6.	Company Funding

     The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to any advisors engaged by the Committee under Section 3 or 5 above, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Annex B

7.	Proxy Statement Disclosures

     The Committee may adopt (a) a policy regarding the Committee’s consideration of candidates proposed by shareholders; (b) the minimum criteria, as well as special skills and qualities, that the Committee believes are necessary for one or more of the Company’s directors to possess (including the criteria specified above); and (c) a process for identifying and evaluating Director nominees (including candidates recommended by shareholders). In connection with the foregoing, the Committee shall keep in mind that the Company’s proxy statements shall disclose the foregoing as and to the extent required under applicable rules adopted by the SEC.

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Annex C

ROBERTS REALTY INVESTORS, INC.

COMPENSATION COMMITTEE CHARTER

Adopted May 19, 2004

1.	Purpose

     The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Roberts Realty Investors, Inc. (the “Company”) is charged with broad responsibility for review and oversight of executive compensation as well as administering the Company’s various equity compensation plans. The Committee shall also have those duties delegated to it, if any, under the Company’s employee benefit plans.

2.	Composition

     The Board shall appoint the Committee and its Chairman annually. Each of the members of the Committee, which shall consist of at least two members, shall be:

A.	“independent” as established by the Nominating and Governance Committee based on applicable rules of the American Stock Exchange (“Amex”);

B.	a “non-employee director” as defined in Securities and Exchange Commission (“SEC”) Rule 16b-3; and

C.	an “outside director” as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended

     In appointing members to the Committee, the Board shall consider broad management experience, general familiarity with executive compensation programs, knowledge of and/or experience with corporate performance measurement and incentive approaches and ability to assert opinions different from those of management.

3.	Responsibilities

     The Committee shall:

A.	Review and approve executive officers’ annual performance goals for the coming year.

B.	Evaluate the performance of the Chief Executive Officer at least annually and determine the Chief Executive Officer’s total compensation and the individual elements thereof, based upon such evaluation, and review it with the independent directors of the Board.

C.	Determine the compensation level of the Chief Executive Officer for the coming year. In determining the long-term incentive compensation component, the Committee shall consider the Company’s performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Chief Executive Officer in past years. The Chief Executive Officer shall not be present during voting or deliberations.

Annex C

D.	Evaluate the performance of the Company’s other executive officers and determine their total compensation and the individual elements thereof based upon such evaluation, and determine the compensation level of such executive officers for the coming year.

E.	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable SEC rules and regulations.

F.	Make all grants of restricted stock or other equity-based compensation to executive officers, subject to any required approval by shareholders.

G.	Review and recommend to the Board for approval any equity-based plans and incentive compensation plans (and material amendments thereto) and monitor the administration of such plans, subject to any required approval by shareholders, and take actions required of it under any such plans.

H.	Take actions required of it under the various employee benefit plans of the Company.

4.	Meetings

A.	The Committee shall meet at least once per year and at such times as deemed appropriate by the Chairman of the Committee or by any two members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors present at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall conduct its meetings in accordance with the Company’s Bylaws.

B.	The Committee shall meet regularly in executive session. The Committee shall make regular reports to the full Board of all matters approved or reviewed by the Committee. The Committee shall determine from time to time best practices for the conduct of its meetings, such as development of agenda, review of materials in advance of meetings and establishment of a Committee calendar for recurring items.

5.	Outside Advisors

     The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

6.	Company Funding

     The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to any advisors engaged by the Committee under Section 5 above, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Annex D

PROPOSED
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
ROBERTS REALTY INVESTORS, INC.
(Marked to Show Changes from Current Articles of Incorporation)

1. Name

     The name of the Corporation is Roberts Realty Investors, Inc.

2. Authorized Shares

     (a) The aggregate number of common shares (referred to in these Articles of Incorporation as “Common Stock”) which the Corporation shall have the authority to issue is 100,000,000 with a par value of $.01 per share. Each share of Common Stock shall have one vote on each matter submitted to a vote of the shareholders of the Corporation. The holders of shares of Common Stock shall be entitled to receive, in proportion to the number of shares of Common Stock held, the net assets of the Corporation upon dissolution.

     (b) The aggregate number of preferred shares (referred to in these Articles of Incorporation as “Preferred Stock”) which the Corporation shall have authority to issue is 20,000,000 with a par value of $.01 per share. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Georgia Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any shares of such series.

     The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment which are effective without shareholder action, to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such services (provided, however, that no such issuance or designation shall result in any holder of shares of Common Stock being in violation of the Ownership Limit or the Excluded Holder Limit, as applicable). Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of holders of the Common Stock of the Corporation to vote

Annex D

one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

     (i) the dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

     (ii) whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

     (iii) the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

     (iv) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange and the terms of adjustment, if any;

     (v) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

     (vi) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation;

     (vii) restrictions on transfer to preserve the status of the Corporation as a REIT; and

     (viii) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

     (c) Shares of Common Stock that have been acquired by the Corporation shall become treasury shares and may be resold or otherwise disposed of by the Corporation for such consideration, not less than the par value thereof, as shall be determined by the Board of Directors, unless or until the Board of Directors shall by resolution provide that any or all treasury shares so acquired shall constitute authorized, but unissued shares.

3. No Preemptive Rights

     No shareholder shall have any preemptive right to subscribe for or to purchase any shares or other securities issued by the Corporation.

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Annex D

4. Director Liability

     (a) No Director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a Director, except for liability (i) for any appropriation, in violation of the Director’s duties, of any business opportunity of the Corporation, (ii) for acts or omissions which involved intentional misconduct or a knowing violation of law, (iii) for the types of liabilities set forth in Section 14-2-832 of the Georgia Business Corporation Code, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Georgia Business Corporation Code is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Georgia Business Corporation Code, as amended.

     (b) Neither the repeal ~~or~~ nor modification of this Article 4 nor the adoption of any provision of these Articles of Incorporation inconsistent with these Articles shall eliminate or adversely affect any right or protection of a Director of the Corporation existing immediately prior to such repeal, modification or adoption.

5. Certain Restrictions Regarding Shares

     Section 5.1 Definitions. The following terms shall have the following meanings:

     “Acquire” shall mean the acquisition of Beneficial Ownership of shares of Common Stock by any means whatsoever including, without limitation, (i) the acquisition of direct ownership of shares by any Person, including through the exercise of Acquisition Rights or any option, warrant, pledge, security interest or similar right to acquire shares, and (ii) the acquisition of indirect ownership of shares (taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code) by a Person who is an individual within the meaning of Section 542(a)(2) of the Code, including through the acquisition, by any Person of Acquisition Rights or any option, warrant, pledge, security interest or similar right to acquire shares.

     “Acquisition Rights” shall mean rights to Acquire shares of Common Stock pursuant to any right to redeem or exchange Units for shares of Common Stock or cash, at the option of the Operating Partnership or the Corporation, held by limited partners of the Operating Partnership ~~on the first business day following the closing of the Consolidation~~. (The Operating Partnership’s right to demand that, the Corporation issue cash or shares of Common Stock to a limited partner of the Operating Partnership who exercises an Acquisition Right shall not be deemed to be an Acquisition Right.)

     “Beneficial Ownership” shall mean, with respect to any Person, ownership of shares of Common Stock equal to the sum of (i) the shares of Common Stock directly owned by such Person and (ii) the shares of Common Stock indirectly owned by such Person (if such Person is

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Annex D

an “individual” as defined in Section 542(a)(2) of the Code) taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

     “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference herein to any current provision of the Code shall be deemed to refer to any future successor provision of federal income statutory law.

     ~~“Consolidation” shall mean the consolidation of the Partnerships into the Corporation and the Operating Partnership pursuant to that certain Prospectus/Consent Solicitation Statement with associated documents distributed to the limited partners of the Partnerships in connection therewith.~~

     “Conversion Factor” shall mean 1.0, except that in the event that the Corporation (i) declares or pays a dividend on its outstanding shares in shares of the Corporation or makes a distribution to all holders of its outstanding shares in shares of the Corporation, (ii) subdivides its outstanding shares, or (iii) combines its outstanding shares into a smaller number of shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time, and the denominator of which shall be the actual number of shares (determined without the foregoing assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination, it being understood that any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     “Excess Ownership” shall mean the percentage of the outstanding Common Stock of the Corporation which any Person other than the Excluded Holder Beneficially Owns in excess of the Ownership Limit.

     “Excluded Holder” shall mean Charles S. Roberts (and/or any Person who is a Beneficial Owner of shares as a result of the Beneficial Ownership of shares by Mr. Roberts).

     “Excluded Holder Limit” shall mean ~~25~~35% of the outstanding shares of the Common Stock, less the aggregate of the Excess Ownership of all Persons other than the Excluded Holder as determined from time to time. For purposes of determining the Excluded Holder Limit, the amount of shares of Common Stock outstanding at the time of the determination shall be deemed to include the maximum number of shares that the Excluded Holder may Beneficially Own with respect to Acquisition Rights and options issued pursuant to an option plan, but shall not include shares that may be Beneficially Owned solely by other Persons upon exercise of Acquisition Rights or options.

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Annex D

     “Operating Partnership” shall mean Roberts Properties Residential, L.P.

     “Ownership Limit” shall mean ~~6~~ 3.7% of the outstanding Common Stock of the Corporation.

     “Partnerships” shall mean Roberts Properties River Oaks, L.P.; Roberts Properties Rosewood Plantation, L.P.; Roberts Properties Preston Oaks, L.P.; and Roberts Properties Highland Park, L.P.; a “Partnership” shall mean any one of the Partnerships.

     “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section l3(d)(3) of the Securities Exchange Act of 1934, as amended and any other organization or entity or portion thereof which is an individual within the meaning of Section 542(a)(2) of the Code; but does not include an underwriter that participates in a public offering of the Common Stock for a period of 90 days following the purchase, by such underwriter of the Common Stock.

     “REIT” shall mean a Real Estate Investment Trust under Section 856 of the Code.

     “Redemption Price” shall mean either (x) if shares of Common Stock (and rights associated therewith, if applicable) are being redeemed, the lower of (i) the price paid by the transferee from whom shares are being redeemed and (ii) the Value of the shares (and associated rights, if applicable) being redeemed, multiplied by the number of shares (and associated rights, if applicable) being redeemed, or (y) if interests other than shares of Common Stock are being redeemed, the price paid by the transferee for such interests. The Redemption Price may, at the option of the Corporation if and to the extent that shares of Common Stock are being redeemed, be paid in the form of a number of Units equal to the number of shares redeemed divided by the Conversion Factor.

     “Restriction Termination Date” shall mean the first day ~~after the date of the Consolidation~~ on which the Corporation determines pursuant to Section 5.10 of these Articles of Incorporation that it is no longer in the best interests of the Corporation to attempt, or to continue, to qualify as a REIT.

     “Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition that results in a change in the record or Beneficial Ownership of Common Stock or the right to vote or receive dividends on Common Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Stock or the right to vote or receive dividends on Common Stock or (ii) the sale, transfer, assignment or other disposition or grant of any Acquisition Rights or other securities or rights convertible into or exchangeable for Common Stock, or the right to vote or receive dividends on Common

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Stock), whether voluntary or involuntary and whether by operation of law or otherwise.

     “Units” shall mean Units as that term is defined in the Agreement of Limited Partnership of the Operating Partnership ~~, as effective immediately after the Consolidation~~.

     “Value” of the shares of Common Stock (and any rights associated therewith, if applicable) being redeemed on any date means — (i) with respect to a share of Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding such date, where for this purpose the market price for each such trading day shall be: (x) if the shares of Common Stock are listed or admitted to trading on any securities exchange or NASDAQ, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (y) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or NASDAQ, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Corporation; or (z) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or NASDAQ and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Corporation, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, however, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the shares of Common Stock being redeemed shall be determined by the Corporation acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; and (ii) in the event that the shares of Common Stock being redeemed have associated with them rights that a holder of such shares would be or would have been entitled to receive, then the Value of such rights shall be determined by the Corporation acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

     Section 5.2 Restrictions.

     (a) Except as provided in Section 5.8, during the period commencing on the date of the Consolidation and prior to the Restriction Termination Date: (i) no Person (other than an Excluded Holder) shall Acquire (other than through the exercise of Acquisition Rights such Person had on the date of the Amended and Restated Articles of Incorporation) any shares of Common Stock if as the result of such acquisition, ~~any~~ such Person shall Beneficially Own shares of Common Stock in excess of the Ownership Limit; (ii) no Excluded Holder shall Acquire any shares of Common Stock if, as the result of such acquisition, the Excluded Holders in the aggregate shall Beneficially Own shares of Common Stock in excess of the Excluded Holder Limit; (iii) no Person shall Acquire any shares of Common Stock if, as a result of such acquisition, the Common Stock would be directly or indirectly owned by fewer than 100 Persons (determined without reference to the rules of attribution under Section 544 of

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the Code) and (iv) no Person shall Acquire any shares if, as a result of such acquisition, the Corporation would be “closely held” within the meaning of Section 856(h) of the Code.

     (b) Any Transfer that (x) would result in a violation of the restrictions in Section 5.2(a)(iii) or (iv), or (y) a transferring shareholder has actual knowledge will result in a violation of any of the restrictions in Section 5.2(a)(i) or (ii) shall be void ab initio as to the Transfer of such shares of Common Stock that would cause the violation of the applicable restriction in Section 5.2(a), and the intended transferee shall acquire no rights in such shares of Common Stock.

     Section 5.3 Remedies for Breach.

     (a) If the Board of Directors or a committee thereof shall at any time determine in good faith that a Transfer has taken place that falls within the scope of Section 5.2(b) or that a Person intends to Acquire Beneficial Ownership of any shares of the Corporation that will result in violation of Section 5.2(a) or Section 5.2(b) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer.

     (b) Without limitation to Section 5.2(b) and 5.3(a), any purported transferee of Beneficial Ownership of Common Stock acquired in violation of Section 5.2 shall, if it shall be deemed to have received any such Beneficial Ownership, be deemed to have acted as agent on behalf of the Corporation in acquiring such of the interests as result in a violation of Section 5.2 and shall be deemed to hold such interests in trust on behalf and for the benefit of the Corporation. The transferee shall have no right to receive dividends or other distributions with respect to such interests, and shall have no right to vote such interests. Such transferee shall have no claim, cause of action, or any other recourse whatsoever against a transferor of interests acquired in violation of Section 5.2. The transferee’s sole right with respect to such interests shall be to receive at the Corporation’s sole and absolute discretion, either (i) consideration for such interests upon the resale of the interests as directed by the Corporation pursuant to Section 5.3(c) or (ii) the Redemption Price pursuant to Section 5.3(c).

     (c) The Board of Directors shall, within six months after receiving notice of a Transfer that violates Section 5.2(a), either (in its sole and absolute discretion) (i) direct the transferee of such interests to sell all interests held in trust for the Corporation pursuant to Section 5.3(b) for cash in such manner as the Board of Directors directs or (ii) redeem such interests for the Redemption Price on such date within such six month period as the Board of Directors may determine. If the Board of Directors directs the transferee to sell the interests, the transferee shall receive such proceeds as trustee for the Corporation and pay the Corporation out of the proceeds of such sale all expenses incurred by the Corporation in connection with such sale plus any remaining amount of such proceeds that exceeds the amount paid by the transferee for the interests, and the transferee shall be entitled to retain only any

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proceeds in excess of such amount required to be paid to the Corporation.

     Section 5.4 Notice of Restricted Transfer. Any Person who Acquires or attempts or intends to Acquire shares in violation of Section 5.2 shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted or intended Transfer on the Corporation’s status as a REIT.

     Section 5.5 Owners Required to Provide Information. ~~From the date of the Consolidation and prior to the Restriction Termination Date:~~ Prior to the Restriction Termination Date:

     (a) Every shareholder of record of more than 5% (or such lower percentage as required by the Code or regulations promulgated thereunder) of the outstanding Common Stock of the Corporation shall, within 30 days after December 31 of each year, give written notice to the Corporation stating the name and address of such record shareholder, the number of shares Beneficially Owned by it, and a description of how such shares are held; provided that a shareholder of record who holds outstanding Common Stock of the Corporation as nominee for another person, which other person is required to include in gross income, for U.S. federal income tax purposes, the dividends received on such Common Stock (an “Actual Owner”), shall give written notice to the Corporation stating the name and address of such Actual Owner and the number of shares of such Actual Owner with respect to which the shareholder of record is nominee.

     (b) Every Actual Owner of more than 5% (or such lower percentage as may be required by the Code or regulations promulgated thereunder) of the outstanding Common Stock of the Corporation who is not a shareholder of record of the Corporation shall, within 30 days after December 31 of each year, give written notice to the Corporation stating the name and address of such Actual Owner, the number of shares Beneficially Owned, and a description of how such shares are held.

     (c) Each person who is a Beneficial Owner of Common Stock and each Person (including the shareholder of record) who is holding Common Stock for a Beneficial Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

     (d) Every shareholder of record and every Actual Owner who Beneficially Owns more than 3.7% of the outstanding Common Stock of the Corporation on the date of these Amended and Restated Articles of Incorporation shall, within the later of August 31, 2004 or 30 days of the date hereof, give written notice to the Corporation stating the name and address of such record shareholder or Actual Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Thereafter, each such shareholder of record or Actual Owner shall, within 30 days after selling or otherwise disposing of Beneficial Ownership of an aggregate of 50,000 shares or more since any prior notice, give written notice to the

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Corporation of the number of shares sold or otherwise disposed of. Upon receipt of such notices, the Corporation shall recalculate the aggregate Excess Ownership of all Persons other than the Excluded Holder, and in the event the aggregate Excess Ownership of all such Persons has decreased by 1% or more of the then outstanding number of shares of Common Stock, the Corporation shall so notify the Excluded Holder, who shall thereupon be permitted to increase his Beneficial Ownership accordingly.

     Section 5.6 Remedies Not Limited. Except as provided in Section 5.12, nothing contained in this Article 5 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders in preserving the Corporation’s status as a REIT.

     Section 5.7 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article 5, including any definition contained in Section 5.1, the Board of Directors shall have the power to determine the application of the provisions of this Article 5 with respect to any situation based on the facts known to it.

     Section 5.8 Exception. The Board of Directors may, upon receipt of either a certified copy of a ruling from the Internal Revenue Service or an opinion of counsel satisfactory to the Board of Directors, but shall in no case be required, to exempt a Person (the “Exempted Holder”) from the Ownership Limit or the Excluded Holder Limit, as the case may be, if the ruling or opinion concludes that no Person who is an individual as defined in Section 542(a)(2) of the Code will, as the result of the ownership of shares by the Exempted Holder, be considered to have Beneficial Ownership of an amount of Common Stock that will violate the Ownership Limit or the Excluded Holder Limit as the case may be.

     Section 5.9 Legend. Each certificate for Common Stock shall bear the following legend:

“The shares of Common Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. No Person may ~~beneficially own~~ Acquire shares of Common Stock ~~in excess of~~ (other than through the exercise of Acquisition Rights such Person had on the date of the Amended and Restated Articles of Incorporation) which would result in such Person Beneficially Owning in excess of 3.7% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the outstanding Common Stock of the Corporation (unless such Person is an Excluded Holder). Separate restrictions set forth in Article 5 of the Articles of Incorporation apply to Excluded Holders. Any Person who attempts to Beneficially Own shares of Common Stock in excess

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of the above limitations must immediately notify the Corporation. Any shares of Common Stock so held may be subject to mandatory redemption or sale in certain events, and certain purported acquisitions of shares of Common Stock in excess of such limitations shall be void ab initio. A Person who attempts to Beneficially Own shares of Common Stock in violation of the ownership limitations set forth in Section 5.2 of the Articles of Incorporation shall have no claim, cause of action, or any other recourse whatsoever against a transferor of such shares. All capitalized terms in this legend have the meanings defined in the Corporation’s Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests.”

     Section 5.10 Termination of REIT Status. The Board of Directors shall take no action to terminate the Corporation’s status as a REIT or to amend the provisions of this Article 5 until such time as (i) the Board of Directors adopts a resolution recommending that the Corporation terminate its status as a REIT or amend this Article 5, as the case may be, (ii) the Board of Directors presents the resolution at an annual or special meeting of the shareholders, and (iii) such resolution is approved by holders of a majority of the issued and outstanding shares of Common Stock.

     Section 5.11 Severability. If any provision of this Article or any application of any such provision is determined to be invalid by a Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     Section 5.12 Stock Exchange Settlement. Nothing in these Articles of Incorporation shall preclude the settlement of any transaction with respect to the Common Stock of the Company entered into through the facilities of any national stock exchange or NASDAQ.

6. Supermajority Vote for Certain Actions

     Section 6.1 Fundamental Transactions. Notwithstanding any provision of law to the contrary, the affirmative vote of three-quarters (3/4) of all of the votes entitled to be cast by the shareholders on the matter shall be necessary and shall be sufficient, valid and effective, after due authorization, approval or advice of such action by the Corporation’s board of directors, as required by law, to approve and authorize the following acts of the Corporation:

(a)	amendment of the Articles of Incorporation of the Corporation other than (i) to amend Article 5 above as contemplated in Section 5.10, (ii) to change the name of the Corporation, (iii) to increase the number of authorized shares of Common

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Stock or Preferred Stock or both, or (iv) to amend the Articles of Incorporation by the filing of articles of amendment as contemplated in paragraph (b) of Article 2 above);

(b)	consolidation of the Corporation with one or more corporations to form a new consolidated corporation;

(c)	merger of the Corporation into another corporation, with the Corporation not being the surviving corporation;

(d)	a share exchange in which shares of the Corporation will be acquired;

(e)	sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises; or

(f)	the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     Section 6.2 Amendment of By-laws. The Board of Directors of the Corporation shall have the power to alter, amend or repeal the By-laws or adopt new By-laws of the Corporation, but any By-laws adopted by the Board of Directors may be altered, amended or repealed, and new By-laws adopted, by the affirmative vote of three-quarters (3/4) of all of the votes entitled to be cast by the shareholders on the matter. The shareholders may prescribe that any By-law or By-laws adopted by them shall not be altered, amended or repealed by the Board of Directors.

7. Classified Board of Directors

     Section 7.1 Number and Classification. The number of directors of the Corporation shall be at least five (5) directors, unless a greater minimum number (but not a lesser number) of directors shall be fixed from time to time by affirmative vote of the holders of at least 75% of the shares of the Corporation entitled to vote for election of directors. The directors shall be divided into three classes as nearly equal in number as possible, with respect to the first time for which they shall severally hold office. Directors of the First Class first chosen shall hold office until the first annual meeting of the shareholders following their election; directors of the Second Class first chosen shall hold office until the second annual meeting following their election; and directors of the Third Class first chosen shall hold office until the third annual meeting following their election. At each annual meeting of shareholders held thereafter, directors shall be chosen for a term of three (3) years to succeed those whose terms expire.

     Section 7.2 Vacancies. Any vacancy in the Board of Directors resulting from the death, resignation or retirement of a director, or any other cause other than removal by the

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shareholders or increase in the number of directors, shall be filled by a majority vote of the remaining directors, though less than a quorum for a term corresponding to the unexpired term of his or her predecessor in office.

     Section 7.3 Newly Created Directorships. Newly created directorships resulting from any increase in the authorized number of directors shall be filled by a majority vote of the remaining directors, though less than a quorum, and the directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which a successor shall be elected and shall qualify.

     Section 7.4 Removal of Directors. At any meeting of the shareholders called for the purpose, the entire Board of Directors or any individual director may, by the vote of 75% of all the shares of the Corporation outstanding and entitled to vote for election of directors, be removed from office, with or without cause.

     Section 7.5 Amendment of This Article 7. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the shares of the Corporation entitled to vote for election of directors shall be required to amend or repeal, or to adopt any provisions inconsistent with, this Article 7.

8. Discretionary Director Authority

     In discharging the duties of their respective positions and in determining what is believed to be in the best interests of the Corporation, the Board of Directors of the Corporation, committees of the Board of Directors, and individual directors, in addition to considering the effects of any action on the Corporation or its shareholders, may consider the interests of the employees, customers, suppliers, and creditors of the Corporation and its subsidiaries, the communities in which offices or other establishments of the Corporation and its subsidiaries are located, and all other factors such directors consider pertinent; provided, however, that the foregoing language shall be deemed solely to grant discretionary authority to the directors and shall not be deemed to provide to any constituency any right to be considered.

9. ~~Mailing Address~~

     ~~The mailing address of the initial principal office of the Corporation shall be 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350.~~

~~10. Registered Office and Agent~~

     ~~The initial registered office of the Corporation shall be at 100 Galleria Parkway, Suite 600, Atlanta, Cobb County, Georgia 30339. The initial registered agent of the Corporation shall be Sanford H. Zatcoff, Esq.~~

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~~11. Incorporator~~

~~12.~~ Headings

      The headings of the Articles herein shall be for convenience of reference only and shall not be deemed to limit or conscribe the subject matter of the particular Article.

      IN WITNESS WHEREOF, the undersigned executes these Amended and Restated Articles of Incorporation on this ~~22nd~~    day of ~~July, 1994,~~    , 2004.

Charles S. Roberts, ~~Incorporator~~ Chief Executive Officer

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ROBERTS REALTY INVESTORS, INC.
450 Northridge Parkway, Suite 302
Atlanta, Georgia 30350
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING OF SHAREHOLDERS, JULY 21, 2004

     The shareholder(s) who sign this proxy card on the reverse side appoint Charles R. Elliott and Greg M. Burnett, and each of them, proxies, with full power of substitution, for and in their name(s), to vote all shares of common stock of Roberts Realty Investors, Inc. that such person(s) hold of record at the annual meeting of shareholders to be held on Wednesday, July 21, 2004, at 10:00 a.m., E.D.T., at the Crowne Plaza Ravinia located at 4355 Ashford-Dunwoody Road, Atlanta, Georgia 30346 and at any adjournment of the meeting. The signing shareholder(s) acknowledge receipt of the Notice of Annual Meeting and Proxy Statement and direct the proxies to vote as follows on the matter described in the accompanying Notice of Annual Meeting and Proxy Statement and otherwise in their discretion on any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment of it, as provided in the Proxy Statement.

1. Proposal to elect the nominees listed to the right as directors:	NOMINEES: Ben A. Spalding and George W. Wray, Jr.

☐ FOR: nominees listed at right (except as indicated to the contrary below)	☐ WITHHOLD authority to vote for both nominees

INSTRUCTIONS: To withhold authority to vote for an individual nominee, write the applicable name in the space provided below:

2. Proposal to amend the articles of incorporation as described in the Notice of Annual Meeting and Proxy Statement:

☐ FOR	☐ AGAINST

(Continued and to be signed on the reverse side)

Please sign and date this proxy as your name appears below and return immediately in the enclosed envelope, whether or not you plan to attend the annual meeting.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE STATED PROPOSALS.

Signature of Shareholder

Signature if held jointly

Dated: , 2004

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian, or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.